SUPPLEMENT DATED AUGUST 19, 2005

TO PROSPECTUSES*

Effective on August 9, 2005, The Travelers Investment Management Company, each Fund’s investment adviser or subadviser, changed its name to TIMCO Asset Management, Inc. (“TIMCO”). This name change will not affect TIMCO’s management or operation.

* Prospectuses dated:

November 8, 2004	Smith Barney Investment Funds Inc. Smith Barney Real Return Strategy Fund

April 29, 2005	Smith Barney Small Cap Core Fund, Inc.

April 30, 2005	Greenwich Street Series Fund Equity Index Portfolio Class I

April 30, 2005	Greenwich Street Series Fund Equity Index Portfolio Class II

April 30, 2005	Smith Barney S&P 500 Index Fund— Smith Barney S&P 500 Index Shares

April 30, 2005	Smith Barney S&P 500 Index Fund— Citi S&P 500 Index Shares

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